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                                                                   EXHIBIT 10.15

   SCHEDULE OF OFFICERS OF JAWS TECHNOLOGIES, INC WHO HAVE SIGNED EMPLOYMENT
                                   AGREEMENTS

Robert Kubbernus

Riaz Mamdani

Peter Labrinos

Greg Surbey

Tej Minhas

Ian Cumming

Vera Gmitter